UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
August 6, 2012 (June 19, 2012)

NET SAVINGS LINK, INC.
(Exact name of registrant as specified in its charter)

NEVADA
(State or other jurisdiction of incorporation)

000-53346
(Commission File No.)

101 North Garden Avenue, Suite 240
Clearwater, FL   33755
(Address of principal executive offices and Zip Code)

(727) 442-2600
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On August 6, 2012, we amended our articles of incorporation to create a class of preferred stock, consisting of 100,000,000 shares, par value $0.00001 per share, the rights, privileges, and preferences of which to be set by our Board of Directors without further shareholder approval.

Description of the Preferred Stock

The preferred stock may be divided into and issued in series.  Our Board of Directors will be authorized to divide the authorized shares of preferred stock into one or more series, each of which shall be so designated as to distinguish the shares thereof from the shares of all other series and classes.  Our Board of Directors will be authorized, within any limitations prescribed by law to fix and determine the designations, rights, qualifications, preferences, limitations and terms of the shares of any series of preferred stock including but not limited to the following:

(a)	The rate of dividend, the time of payment of dividends, whether dividends are cumulative, and the date from which any dividends shall accrue;

(b)	Whether shares may be redeemed, and, if so, the redemption price and the terms and conditions of redemption;

(c)	The amount payable upon shares in the event of voluntary or involuntary liquidation;

(d)	Sinking fund or other provisions, if any, for the redemption or purchase of shares;

(e)	The terms and conditions on which shares may be converted, if the shares of any series are issued with the privilege of conversion;

(f)	Voting powers, including but not limited to super voting rights and the right to have the preferred stock vote as a single class with the common shares on all matters submitted to shareholders; and,

(g)
Subject to the foregoing, such other terms, qualifications, privileges, limitations, options, restrictions, and special or relative rights and preferences, if any, of shares or such series as our Board of Directors may, at the time so acting, lawfully fix and determine under the laws of the State of Nevada.

In the event of our liquidation, holders of preferred stock will be entitled to received, before any payment or distribution on the common stock or any other class of stock junior to the preferred stock upon liquidation, a distribution per share in the amount of the liquidation preference, if any, fixed or determined in accordance with the terms of such preferred stock plus, if so provided in such terms, an amount per share equal to accumulated and unpaid dividends in respect of such preferred stock (whether or not earned or declared) to the date of such distribution.  Neither the sale, lease, or exchange of all or substantially all of our property and assets, nor any consolidation or merger, shall be deemed to be a liquidation.

Additional Information

Ability of the Board to Issue Stock; Certain Issuances Requiring Shareholder Approval

Preferred stock may be issued in the future for any proper purpose from time to time upon authorization by the Board of Directors, without further approval by the stockholders unless required by applicable law, rule or regulation, including, without limitation, rules of any trading market that we may trade on at that time.  Shares of preferred stock may be issued for such consideration as the Board of Directors may determine and as may be permitted by applicable law.

ITEM 5.07      SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On July 11, 2012, we filed a definitive information statement with the SEC and mailed the same to all of our shareholders of record advising them two shareholders owning 108,000,000 shares of common stock or 51.50% of the total outstanding shares of common stock approved an amendment to our articles of incorporation to create a class of 100,000,000 preferred shares, $0.00001 par value per shares, the terms of which to be determined by the board of directors.

Description of the Preferred Stock

The preferred stock may be divided into and issued in series.  Our Board of Directors will be authorized to divide the authorized shares of preferred stock into one or more series, each of which shall be so designated as to distinguish the shares thereof from the shares of all other series and classes.  Our Board of Directors will be authorized, within any limitations prescribed by law to fix and determine the designations, rights, qualifications, preferences, limitations and terms of the shares of any series of preferred stock including but not limited to the following:

(a)	The rate of dividend, the time of payment of dividends, whether dividends are cumulative, and the date from which any dividends shall accrue;

(b)	Whether shares may be redeemed, and, if so, the redemption price and the terms and conditions of redemption;

(c)	The amount payable upon shares in the event of voluntary or involuntary liquidation;

(d)	Sinking fund or other provisions, if any, for the redemption or purchase of shares;

(e)	The terms and conditions on which shares may be converted, if the shares of any series are issued with the privilege of conversion;

(f)	Voting powers, including but not limited to super voting rights and the right to have the preferred stock vote as a single class with the common shares on all matters submitted to shareholders; and,

(g)
Subject to the foregoing, such other terms, qualifications, privileges, limitations, options, restrictions, and special or relative rights and preferences, if any, of shares or such series as our Board of Directors may, at the time so acting, lawfully fix and determine under the laws of the State of Nevada.

In the event of our liquidation, holders of preferred stock will be entitled to receive, before any payment or distribution on the common stock or any other class of stock junior to the preferred stock upon liquidation, a distribution per share in the amount of the liquidation preference, if any, fixed or determined in accordance with the terms of such preferred stock plus, if so provided in such terms, an amount per share equal to accumulated and unpaid dividends in respect of such preferred stock (whether or not earned or declared) to the date of such distribution.  Neither the sale, lease, or exchange of all or substantially all of our property and assets, nor any consolidation or merger, shall be deemed to be a liquidation.

Additional Information

Ability of the Board to Issue Stock; Certain Issuances Requiring Shareholder Approval

Preferred stock may be issued in the future for any proper purpose from time to time upon authorization by the Board of Directors, without further approval by the stockholders unless required by applicable law, rule or regulation, including, without limitation, rules of any trading market that we may trade on at that time.  Shares of preferred stock may be issued for such consideration as the Board of Directors may determine and as may be permitted by applicable law.

Vote Obtained

On June 19, 2012, the following persons executed a written consent approving the amendment to the Articles of Incorporation to create a class of 100,000,000 preferred shares, $0.00001 par value per shares the terms of which will be determined by the Board of Directors.

David Saltrelli	54,000,000	25.75%
Peter Schuster	54,000,000	25.75%
Total	108,000,000	51.50%

ITEM 8.01      OTHER MATTERS.

On August 6, 2012, we filed a Certificate of Designation with the Nevada Secretary of State, which designated 300,000 shares of preferred stock as “Series A Preferred Stock”.  Each share of Series A Preferred Stock will have 1,000 votes.  The Company shall not, without the affirmative vote or written consent of the holders of at least a majority of the outstanding Series A Preferred Stock (i) authorize or create any additional series of stock ranking prior to or on a parity with the Series A Preferred Stock as to dividends, voting rights, or the distribution of assets upon liquidation, or (ii) change any of the rights, privileges or preferences of the Series A Preferred Stock.  Further, the holders of the Series A Preferred Stock and the Company's common stock shall vote as a single class on all matters submitted to stockholders, subject to the common shares having 1 vote per share and the Series A Preferred shares, each having 1,000 votes per share.

ITEM 9.01      EXHIBITS.

Exhibit	Document Description

3.1	Amended Articles of Incorporation.
99.1	Certificate of Designation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 6th day of August, 2012.

NET SAVINGS LINK, INC.

BY:	DAVID SALTRELLI
David Saltrelli, President
President, Principal Executive Officer, Principal Accounting Officer and a member of the Board of Directors